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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



                               September 22, 1999
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                Date of Report (Date of earliest event reported)


                              eVentures Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

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
                  DELAWARE                              33-19435                     75-2233445
       (State or Other Jurisdiction of               Commission File              (I.R.S. Employer
       Incorporation or Organization)                    Number                   Identification No.)
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           One Evertrust Plaza, 8th Floor,
               Jersey City, New Jersey                           07302
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       (Address of Principal Executive Offices)                (Zip Code)



                                  201-200-5515
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               Registrant's telephone number, including area code




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          (Former Name or former Address, if Changed Since Last Report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements of Business Acquired

         We previously reported in our Form 8-K filed on October 7, 1999 that the required historical financial information statements required by Regulation S-X would be filed by an amendment to such Form 8-K no later than December 6, 1999. However, due to difficulties encountered in preparing the historical financial information statements, such statements are not yet available. We anticipate filing such required historical financial information statements on or prior to December 9, 1999.

         (b) Pro Forma Financial Information

         We previously reported in our Form 8-K filed on October 7, 1999 that the pro forma financial information statements required by Regulation S-X would be filed by an amendment to the Form 8-K no later than December 6, 1999. However, due to difficulties encountered in preparing the pro forma financial information statements, such statements are not yet available. We anticipate filing such required pro forma financial information statements on or prior to December 9, 1999.



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         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


eVentures Group, Inc.

December 7, 1999

By /s/ STUART CHASANOFF
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  Name: Stuart Chasanoff
  Title: Vice President - Business Development



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